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                                                             EXHIBIT NUMBER 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (file nos. 33-45090, 33-68534, 33-63771 and 333-61623).



                                                     /s/ Arthur Andersen LLP

San Jose, California
June 25, 1999